UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Invesco Senior Loan Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Voting Information

Special Joint Meeting of Shareholders

March 9, 2017 at 10:30 a.m. Eastern Standard Time

Proxy statements were mailed on or about January 12, 2017 to shareholders of record as of the close of business on December 12, 2016 for the funds listed below. In general the purpose of the proxy statement is to approve the election of trustees, approve an amendment to each Trust’s Agreement and Declaration of Trust, approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities, approve an amendment to certain Funds’ current Master Intergroup Sub-Advisory Contract to add two new affiliated sub-advisers and to approve changing the sub-classification from “diversified” to “non-diversified” for two Funds. Certain additional proposals are included in the proxy statement for Invesco Senior Loan Fund. The proxy statement contains disclosure information about the proposals for which votes or voting instructions have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposals, and annual/semiannual reports by clicking on the fund name listed below.

How to vote

You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet

You may vote your shares at www.proxy-direct.com.

Additionally, if your shares are held through a broker, you may vote your shares at www.proxyvote.com.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

By Telephone

Call the toll-free number listed on your proxy card.

Enter the control number listed on the proxy card and follow the recorded instructions.

By Mail

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

In Person

Please notify Invesco at (800) 952-3502 if you plan to attend the shareholder meeting.

If you have any questions…

If you have questions about your proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at (800) 959-4246 any business day between 7:00 a.m. and 6:00 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.

Invesco Proxy Information by Fund

Special Joint Meeting of Shareholders

March 9, 2017 at 10:30 a.m. Eastern Standard Time

Invesco Senior Loan Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

QUESTIONS & ANSWERS FOR:

Invesco Senior Loan Fund

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

•	To approve an amendment to the Trust’s Agreement and Declaration of Trust and Bylaws as follows:

•	To approve amendments to the Trust’s Agreement and Declaration of Trust and Bylaws related to shareholder voting standards.

•	To approve amendments to the Trust’s Agreement and Declaration of Trust related to significant transactions.

•	To approve amendments to the Trust’s Agreement and Declaration of Trust related to future amendments to shareholder indemnification rights.

•	To approve amendments to the Trust’s Agreement and Declaration of Trust’s amendment provisions.

•	To approve the elimination of the fundamental investment restriction prohibiting investing in securities of other investment companies, except as part of a merger, consolidation or other acquisition.

•	To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

•	To approve an amendment to the Fund’s current Master Intergroup Sub-Advisory Contract to add new sub-advisers as follows:

•	To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

•	To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the proposals.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the March 9, 2017 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Transport Layer Security (TLS) – A security measure that encrypts all information that travels between the www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on March 9, 2017 at 10:30 a.m. Eastern Standard Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

Proposals	Mark All >	For	Against	Abstain

1.01Election of Trustee David C. Arch				Fund Specific Vote
Invesco Senior Loan Fund				¡ For ¡ Withhold
1.02Election of Trustee James T. Bunch				Fund Specific Vote
Invesco Senior Loan Fund				¡ For ¡ Withhold
1.03Election of Trustee Bruce L. Crockett				Fund Specific Vote
Invesco Senior Loan Fund				¡ For ¡ Withhold
1.04Election of Trustee Jack M. Fields				Fund Specific Vote
Invesco Senior Loan Fund				¡ For ¡ Withhold
1.05Election of Trustee Martin L. Flanagan				Fund Specific Vote
Invesco Senior Loan Fund				¡ For ¡ Withhold
1.06Election of Trustee Cynthia Hostetler				Fund Specific Vote
Invesco Senior Loan Fund				¡ For ¡ Withhold
1.07Election of Trustee Eli Jones				Fund Specific Vote
Invesco Senior Loan Fund				¡ For ¡ Withhold
1.08Election of Trustee Prema Mathai-Davis				Fund Specific Vote
Invesco Senior Loan Fund				¡ For ¡ Withhold
1.09Election of Trustee Teresa M. Ressel				Fund Specific Vote
Invesco Senior Loan Fund				¡ For ¡ Withhold
1.10Election of Trustee Larry Soll				Fund Specific Vote
Invesco Senior Loan Fund				¡ For ¡ Withhold
1.11Election of Trustee Ann Barnett Stern				Fund Specific Vote
Invesco Senior Loan Fund				¡ For ¡ Withhold

1.12Election of Trustee Raymond Stickel, Jr.	Fund Specific Vote
Invesco Senior Loan Fund	¡ For ¡ Withhold
1.13Election of Trustee Philip A. Taylor	Fund Specific Vote
Invesco Senior Loan Fund	¡ For ¡ Withhold
1.14Election of Trustee Robert C. Troccoli	Fund Specific Vote
Invesco Senior Loan Fund	¡ For ¡ Withhold
1.15Election of Trustee Christopher L. Wilson	Fund Specific Vote
Invesco Senior Loan Fund	¡ For ¡ Withhold
2a To approve amendments to the Trust’s Agreement and Declaration of Trust and Bylaws related to shareholder voting standards.	Fund Specific Vote
Invesco Senior Loan Fund	¡ For ¡ Against
¡ Abstain
2b To approve amendments to the Trust’s Agreement and Declaration of Trust related to significant transactions.	Fund Specific Vote
Invesco Senior Loan Fund	¡ For ¡ Against
¡ Abstain
2c To approve amendments to the Trust’s Agreement and Declaration of Trust related to future amendments to shareholder indemnification rights.	Fund Specific Vote
Invesco Senior Loan Fund	¡ For ¡ Against
¡ Abstain
2d To approve amendments to the Trust’s Agreement and Declaration of Trust’s amendment provisions.	Fund Specific Vote
Invesco Senior Loan Fund	¡ For ¡ Against
¡ Abstain
3 To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.	Fund Specific Vote
Invesco Senior Loan Fund	¡ For ¡ Against
¡ Abstain

4    To approve the elimination of the fundamental investment restriction prohibiting investing in securities of other investment companies, except as part of a merger, consolidation or other acquisition.

Fund Specific Vote
Invesco Senior Loan Fund	¡ For ¡ Against
¡ Abstain
5a To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.	Fund Specific Vote
Invesco Senior Loan Fund	¡ For ¡ Against
¡ Abstain
5b To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.	Fund Specific Vote
Invesco Senior Loan Fund	¡ For ¡ Against ¡ Abstain

If you have questions regarding the voting process, please call 866-209-2450	Cancel Vote & Exit	Submit Vote

Thank you for calling Invesco.

If you have questions regarding the Shareholder Meeting taking place on March 9, 2017, Press 1.

If you plan to attend the Shareholder Meeting please Press 2.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 2	Thank you for planning to attend the upcoming Shareholder Meeting which is currently scheduled for 10:30 a.m. Eastern Standard Time on March 9, 2017.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

Jan. 23, 2017

Proxy statement filed for Invesco Senior Loan Fund

In the fourth quarter of 2016, the Board of Trustees of Invesco Senior Loan Fund (“Fund”) met, carefully considered and determined proposals to be voted on at a special meeting of Fund shareholders to be held on
March 9, 2017.

Key Dates • Dec. 23, 2016: Proxy statement preliminary filing • Jan. 23-27, 2017: Proxy mailing to Fund shareholders • March 9, 2017: Special meeting of

A proxy statement outlining the proposals will be mailed to Fund shareholders of record beginning the week of Jan. 23, 2017. The record date for the proxy was Dec. 12, 2016.

In support of this initiative, the proxy solicitor, Computershare Fund Services, may contact

Fund shareholders by telephone and/or mail and encourage them to vote their shares. More information regarding the proxy statement is below.

Summary of proposals to be voted on at a special meeting of shareholders
Proposals

1. Election of 15 trustees, including four new trustees

2. To amend the Declaration of Trust and Bylaws related to shareholder voting standards, significant transactions, future amendments to shareholder indemnification rights and amendment provisions

3. To revise the fundamental commodities restrictions of the Fund

4.      To eliminate the fundamental restriction applicable to the Fund prohibiting the Fund from investing in securities of other investment companies, except as part of a merger, consolidation or other acquisition

5. To approve the appointment of Invesco Asset Management (India) Private Limited as sub-adviser for the Fund

6. To approve the appointment of Invesco PowerShares Capital Management LLC as sub-advisers for the Fund

About the proposals

The Board of Trustees carefully considered the proposals, believe they are in the best interests of the Fund and its shareholders, and recommend that shareholders vote FOR each of the proposals.

Where can I find the proxy statement?

The proxy statement provides detailed information on each proposal, including how it will benefit shareholders. The proxy statement is available at invesco.com/proxy. Invesco has previously sent to shareholders the most recent annual report for the Fund, including financial statements, and the most recent semiannual report for the period after the annual report, if any. If shareholders have not received such report(s) or would like to receive an additional copy, without charge, a request should be directed to the Secretary of the respective Fund by calling 1-800-959-4246, or by writing to the Secretary of the Fund at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Contact us

Should you have questions, please contact your Invesco representative for more information

National Wirehouse	Independent Advisor	Insurance and Education Sales Division
800 998 4246	800 337 4246	800 410 4246

Broker Dealer	Retirement Division	Registered Investment Advisor
800 421 0807	800 370 1519	800 421 4023

Client Services	Closed-End Funds	Global Liquidity
800 959 4246	800 341 2929	800 659 1005, option 2

About risk

For complete details about the risks associated with the Fund, see the Fund’s prospectus.

FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/prospectus.

Note: Not all products, materials or services available at all firms. Advisors, please contact your home office.

invesco.com/us	IFPROXSLO-FLY-1-E	01/17	US734	Invesco Distributors, Inc.